POWER OF ATTORNEY

        	Know all by these present, that the undersigned hereby constitutes and appoints each of John D. McCally, Kevin
J. McCarthy, Zachary L. Profant and Christopher M. Rohrbacher, or any of them signing singly, and with full power of
substitution, the undersigned's true and lawful attorney-in-fact to:

(1)	prepare, execute in the undersigneds name and on the undersigneds behalf, and submit to the U.S.
Securities and Exchange Commission (the SEC) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the
  Securities Exchange Act
of 1934 or any rule or regulation of the SEC;

(2)	execute for and on behalf of the undersigned, in the undersigneds capacity as an officer and/or
director of business development companies advised by Churchill Asset
Management, LLC (each a
Company and collectively the Companies), Forms 3, 4, and 5 in accordance with
Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;

(3)		do and perform any and all acts for and on behalf of the undersigned which may be necessary or
desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or
amendments thereto, and timely file such form with the SEC and any stock exchange or similar
authority; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the
undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts discretion.

        	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any
and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and
powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present,
with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such
attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and
the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in
such capacity at the request of the undersigned, are not assuming, nor are the
Companies assuming, any of the
undersigneds responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

        	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigneds holdings of and transactions in securities issued by a Company, unless
earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of
June, 2021.

		/S/ Shaul Vichness
		Signature


		Shaul Vichness
		Print Name



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